united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08253

The Boyar Value Fund, Inc.

(Exact name of registrant as specified in charter)

6 East 32nd Street, 7th Floor, New York, NY 10016

(Address of principal executive offices) (Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-995-8300

Date of fiscal year end: 12/31

Date of reporting period: 12/31/14

Item 1. Reports to Stockholders.

The Boyar Value Fund, Inc.

BOYAX

Boyar value fund

Annual Report
December 31, 2014

Mutual Funds: • are not FDIC insured • have no bank guarantee • may lose value

Our favorite holding period is forever.
--Warren Buffett

Dear Boyar Value Fund Shareholder:

With the Dow Jones Industrial Average surpassing 18,000 for the first time, an advance of approximately 175% from its 2009 low and the S&P 500 scoring 54 record closes in 2014, clearly more and more people are getting nervous. Surely, the market is ripe for a significant pullback. After all through the end of 2014 stocks have put together one of their best five-year runs ever racking up a compounded annual total return of over 19%. This is only the tenth instance since the 1930's that produced such stellar gains.

So before you go ahead and sell all of your stocks, perhaps it is time to look at what history has taught us about strong five-year runs. There have been four times when great returns were followed by further heady gains for an additional five years. Then there were five times that saw disappointing returns averaging just 4% a year. One conclusion to draw from this is that there is no pattern and the returns are random. However, there is ample anecdotal evidence to suggest that bull markets do not expire solely from overvaluation.

There are normally three stages to a bull market. The first being a dramatic decline in the share price of the vast majority of publicly traded businesses. Initially, however, these bargain basement valuations only attract a nominal number of value seekers. The preponderance of investors are focused on how bad things are and like a deer caught in headlights panic and sell, or are unwilling to commit additional capital fearing they will lose everything.

During the second phase stocks stage a significant rally and approach or slightly exceed fair value. The price/ earnings ratio is the most commonly used method in determining if the market is expensive or cheap. Utilizing that approach today's price/earnings ratio of approximately 16x 2015 estimated profits approaches or slightly exceeds the historical norm.

A large majority of individual investors, however, still have not opened their wallets, which is a good contrary indicator. Historically, they usually get to the party late. During the last few months, however, they have been pouring money into the market via ETFs as well as mutual funds. According to Lipper, since October more than $81 billion has come into the $2 trillion ETF space. That's the largest three-month inflow ever, topping the influx from July through September 2008. If you reject popular opinion, this is a troubling sign.

The third leg of a bull market occurs when stocks become egregiously overvalued. So how overvalued can the stock market get before a prolonged bear market occurs? Let us go back to yesteryear and examine what occurred during the final year of the dot com boom. The NASDAQ, a tech laden index advanced by about 85% in 1999, gaining an incredible 25% in the fourth quarter alone. Stocks traded at valuations that were impossible to quantify. The new issue market was on fire. The vast majority of these newly minted companies had no earnings, and yet a great many of them doubled or tripled on the first day of trading. Individual investors piled into these stocks like there was no tomorrow.

Most investors had no idea what they were buying, but when they received their brokerage statement at the end of each month and tallied up their winnings they could not wait for the "next sure thing” to be offered to them. In January, 2000 AOL a newly minted Internet company announced that it was merging with Time Warner, an old media company with a treasure trove of valuable assets on its balance sheet.

The management team of both businesses convinced Wall Street that this amalgamation would prove to be a grand slam home-run: Unfortunately for investors it turned out to be a strikeout with the bases loaded. By March, the tech bubble burst, and a prolonged bear market commenced. Clearly, stocks were blatantly overvalued in 2000, and were a contributing factor to the bull's demise. However, it was a rise in interest rates, not excessive valuations that put the nail in the bull market's coffin.

With the stock market at or slightly above fair-valuation there is a distinct possibility that equities could be entering the final leg of a bull market. Individual investors as well as institutions are currently underweighted in stocks and overweighed in fixed-income.

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A slight change in the weightings could ignite a further stock market advance, driving valuations to excessive levels as was the case in 1999. We doubt that the S&P 500 will trade at 30x earnings as it did in 1999, but it is not inconceivable that it could reach 19x or 20x, which means the bull run can continue for an additional year. The current bull market will most likely only end when one of the following occurs: (1) Interest rates rise for a prolonged period of time (2) The yield curve inverts (3) A recession occurs (4) Or an exogenous event manifests itself.

2014 Performance

The Boyar Value Fund had a rough start to 2014 as we significantly underperformed the S&P 500 for the first half of the year. By June 30th, the fund had advanced 1.45% versus a 7.14% gain for the S&P 500. However the second half proved to be much more profitable for the fund as our meaningful exposure to retail and other consumer related businesses helped boost our performance and a lack of exposure to energy related names allowed us to avoid the major loses that occurred in that sector. The Boyar Value Fund finished 2014 by advancing 12.52% versus a 13.69% gain for the S&P 500. We achieved this result despite an average cash balance of 18.15% for the year. It is also worth noting that our turnover for 2014 was 3%, making our after tax returns almost identical to our pretax results.

Cash as a percentage of the fund still remains high at 17.2%. In a stock market that has experienced an upward bias for more than 3 years with just momentary corrections, having a portfolio containing a cash position that generates virtually no return makes it exceeding difficult to beat an index that is 100% invested at all times. Sometimes it makes sense to hold a large cash component, even though it might negatively impact short term performance. This particularly holds true in an aging bull market that is fairly valued.

Some Thoughts and Concerns About 2015

Volatility

Investing in the U.S. stock market during 2014 was not as easy as what the major averages indicated at year's end. The twelve month period featured some stomach - churning bouts of restlessness and at least three rounds of dips in the S&P 500 of more than 5 percent. The early part of October saw that index decline by just under 10%, before rallying to new all time highs. Along the way, the CBOE volatility index, a popular trader gauge of market fear, finished about 40 percent higher than where it started the year. Look for more of the same in 2015.

The Presidential Election Cycle and Stock Market Performance

Going back to 1928, total returns including dividends for the S&P 500 or its predecessor have on average seen 18.6% gains in the third year of presidential terms; almost double of what has historically occurred during the first or second years. The second-best performances are those of election years themselves.

The Strong U.S. Dollar

There are pluses and minuses to a strong currency. A strong currency attracts foreign investment and helps finance our deficit. It should also enable interest rates to remain lower than normally would be the case. On the other hand it causes particular pain at firms in emerging markets that issued bonds in dollars instead of local currency. The dollar rise means it costs more to pay off outstanding bonds as they mature. Enjoy your European vacation this summer. If the dollars remains at current levels it could cost you 20% less to travel to Europe than a year ago. Conversely, travel by foreigners to the U.S. might decline. The Russian oligarchs, for example, have seen the Russian ruble decline by 50%. What happens to all those multi-million dollar trophy apartments currently under construction in Manhattan, or for that matter all those extraordinarily expensive Miami condominiums earmarked for South Americans? Lastly many U.S multinational corporations’ profits will be penalized because of currency translation issues.

The Sharp Price Decline in Petro

The dramatic and swift decline in the price of oil is a double edged sword. It is estimated the current price of oil will save consumers as much as $75 billion in 2015. Since consumer spending represents 75% of the U.S domestic economy it translates into a huge stimulus for certain sectors. Retailers should benefit mightily, as well as travel and entertainment related businesses such as hotels, airlines and cruise ships among others.

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Conversely, the oil industry should see a sharp contraction in employment, and a dramatic reduction in capital expenditures. Today the U.S. produces almost 9 million barrels of oil per day compared to 4.7 million in 2008, and is pretty much energy independent. The plethora of oil coupled with a reduction in demand because of slower economic growth in China and Europe will in all likelihood keep prices lower for an extended period of time.

A number of high cost producers, and those who purchased drilling rights when oil was $90 a barrel or more and used leverage could be forced to sell at bargain basement prices. Job growth in the U.S. which has been improving of late could be negatively impacted. Furthermore, the large majority of oil related jobs that were created in Texas, North Dakota or Pennsylvania were high paying with salaries of $100,000 or more not uncommon. Look for unemployment rates in those areas of the country to spike, and real estate prices to fall. Individual investors who were reaching for yield piled into Master Limited Partnerships, which invest in oil fields and pay out a large portion of their profits in the form of dividends, are now seeing dramatic reductions in their dividend rate.

Higher Interest Rates?

The vast majority of pundits expected interest rates to rise in 2014, and were they proven wrong. In fact, rates declined materially. The 10 year treasury ended 2013 with a yield just south of 3%. Today, a little more than a year later the rate is under 1.9%. The Fed which ended quantitative easing last year, has indicated a rate rise is to occur sometime in 2015, which in all probability will happen. What you don't want to transpire is for the Fed to raise rates prematurely, before the economy reaches full velocity. Unfortunately, the history of the Federal Reserve is littered with mistakes big and small.

Let's hope the Fed does the right thing. Furthermore, with interest rates throughout the world materially lower than the U.S., and inflationary expectations muted there is a high degree of probability that if long term rates do rise this year they will not advance materially. There is the possibility that short term rates will rise more than long term rates, causing a flattening of the yield curve. As long as the yield curve does not invert the stock market should remain ok. A rise in short term rates means that money market funds might begin paying interest sometime in 2015.

************************************

Competitive Returns (Unaudited)

The Boyar Value Fund has a maximum sales charge of 5.00%. After-tax returns are calculated using the highest historical individual Federal income tax rate and do not reflect the additional impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares

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in tax-deferred accounts or for shares held by non-taxable entities. The Fund may invest in stocks of several different capitalization levels and it is important to note that historically, small- and mid-cap stocks have experienced greater volatility than stocks of larger, more established companies. Additionally, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. As portfolio and market conditions change future distributions and yields will vary, dividends are not guaranteed. Distribution amount may include net investment income, capital gains and or return of capital. Distribution amount is not indicative of Fund performance. Individual performance results will vary and may include the reinvestment of income/dividends and capital gains distributions. Performance figures for periods greater than one year are annualized.

The S&P 500 Total Return Index (“S&P 500 TR”) is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries.

The performance of the indices includes reinvestment of dividends and capital gains, however, it does not include any expenses or a deduction for Federal income taxes. A shareholder cannot invest in an index. This information is provided for comparison purposes only.

Comparisons to indexes have limitations because indexes have volatility and other material characteristics that may differ from a particular investment. Any indices and other financial benchmarks are provided for illustrative purposes only. Particularly, an Investment Index has results that do not represent actual trading or any material economic and market factors that might have had an impact on the advisor’s decision-making. An investment cannot be made directly in an index. Index performance does not reflect the deduction of any management fees, taxes or expenses.

The total annual operating expense ratio for the Boyar Value Fund (before fee waivers/expense reimbursements) as stated in the fee table in the Fund’s prospectus dated April 30, 2014 was 2.35%. The net annual operating expense ratio (after fee waivers/expense reimbursement) was 1.79% for the same period. [An updated total annual operating expenses figure will appear in the Fund’s next prospectus update.]

^ The performance data quoted represents past performance. Past performance does not guarantee future results, and except where noted as after-tax, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns for periods greater than one year are annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

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The Chart above represents historical performance of a hypothetical investment of $10,000 in the Boyar Value Fund from inception. The performance of the Fund includes the reinvestment of all dividend and capital gain distributions and has been adjusted for the maximum applicable sales charge of 5.00%. The performance of the Fund as reflected in the chart does not include the effect of taxes incurred on Fund distributions or on the redemption of Fund shares.

Portfolio Diversification By Sector (as of December 31, 2014)

(as a percentage of total net assets)
(Unaudited)

The composition of the Fund’s portfolio is subject to change.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class.

It’s not what you make; it’s what you keep – Taxes are potentially the biggest expense an individual mutual fund investor will experience.

By holding stocks for long periods of time, you postpone paying taxes, which positively impacts long-term returns. Buying and holding stocks for long periods may sound stodgy, but it postpones the payment of capital gains taxes with the added positive effects on the compounding rate. Since profit taking involves transactions, it obliges you to take the IRS in as a partner. With profits not taken, there is a future tax liability, but all the money is still working for its owner. No transactions, no tax. The Boyar Value Fund believes that holding stocks for long periods of time is the best way for an individual investor to create wealth.

As you can see from the chart below, our buy and hold philosophy has enabled the Fund to produce after tax returns that pretty much mirror our pre-tax returns. The returns used in the illustration exclude loads, but are inclusive of all fees, and assumes the highest rates when calculating after tax returns.

Best regards,

Mark A. Boyar

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This letter seeks to describe the Fund managers’ current view of the market. Statements referring to future events or actions, such as future financial performance, are based on current expectations and projections about future events provided by various sources, including the Fund’s management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein. The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class.

Activities with respect to Distributor Services are conducted through Ladenburg Thalmann & Co. Inc, (“LTCO”) a member of the NYSE, NYSE AMEX and other principal exchanges. Member FINRA/SIPC.

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BOYAR VALUE FUND, INC.

PORTFOLIO OF INVESTMENTS

December 31, 2014

Shares		Value
	COMMON STOCK - 86.4%
	APPAREL - 1.6%
3,475	Hanesbrands, Inc.	$387,880

	BANKS - 8.1%
30,595	Bank of America Corp.	547,345
12,707	Bank of New York Mellon Corp.	515,523
4,430	Citigroup, Inc.	239,707
10,750	JPMorgan Chase & Co.	672,735
		1,975,310
	BEVERAGES - 0.8%
2,520	Molson Coors Brewing Co., Class B	187,791

	COMMERCIAL SERVICES - 1.6%
6,300	Weight Watchers International, Inc. *	156,492
13,000	Western Union Co.	232,830
		389,322
	COMPUTERS - 1.0%
1,500	International Business Machines Corp.	240,660

	DIVERSIFIED FINANCIAL SERVICES - 4.6%
8,500	Ameriprise Financial, Inc.	1,124,125

	ELECTRICAL COMPONENTS & EQUIPMENT - 1.7%
3,200	Energizer Holdings, Inc.	411,392

	ENTERTAINMENT - 2.0%
6,016	Madison Square Garden Co., Class A *	452,764
500	Marriott Vacations Worldwide Corp. *	37,270
		490,034

See accompanying notes to financial statements.

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BOYAR VALUE FUND, INC.

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Shares		Value
	FOOD - 3.5%
3,000	Campbell Soup Co.	$132,000
3,000	Kraft Foods Group, Inc.	187,980
9,000	Mondelez International, Inc., Class A	326,925
5,000	Sysco Corp.	198,450
		845,355
	HEALTHCARE SERVICES - 0.4%
1,000	Laboratory Corp. of America Holdings *	107,900

	HOUSEHOLD PRODUCTS/WARES - 3.0%
5,000	Clorox Co.	521,050
3,700	Scotts Miracle-Gro Co., Class A	230,584
		751,634
	INSURANCE - 4.6%
10,586	Travelers Cos, Inc.	1,120,528

	INTERNET - 2.5%
11,600	Reis, Inc.	303,572
6,187	Yahoo!, Inc. *	312,505
		616,077
	LEISURE TIME - 2.3%
7,500	Carnival Corp.	339,975
10,000	Interval Leisure Group, Inc.	208,900
		548,875
	LODGING - 2.5%
5,008	Marriott International, Inc., Class A	390,774
9,500	MGM Resorts International *	203,110
		593,884

See accompanying notes to financial statements.

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BOYAR VALUE FUND, INC.

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Shares		Value
	MEDIA - 13.9%
3,641	AMC Networks, Inc., Class A *	$232,187
7,974	Cablevision Systems Corp., Class A	164,583
11,011	Comcast Corp., Special Class A	633,848
9,000	Meredith Corp.	488,880
1,341	Time, Inc.	33,002
10,733	Time Warner, Inc.	916,813
9,500	Walt Disney Co.	894,805
		3,364,118
	MISCELLANEOUS MANUFACTURER - 1.4%
13,000	General Electric Co.	328,510

	PHARMACEUTICALS - 6.6%
9,000	Bristol-Myers Squibb Co.	531,270
2,500	Johnson & Johnson	261,425
25,500	Pfizer, Inc.	794,325
		1,587,020
	REAL ESTATE - 0.1%
3,700	Trinity Place Holdings, Inc. *	25,900

	RETAIL - 15.9%
5,000	Bed Bath & Beyond, Inc. *	380,850
5,000	CVS Caremark Corp.	481,550
6,000	Coach, Inc.	225,360
9,600	Home Depot, Inc.	1,007,712
5,000	Kohl’s Corp.	305,200
3,000	McDonald’s Corp.	281,100
23,000	Staples, Inc.	416,760
3,800	Target Corp.	288,458
52,496	Wendy’s Co.	474,039
		3,861,029

See accompanying notes to financial statements.

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BOYAR VALUE FUND, INC.

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Shares		Value
	SEMICONDUCTORS - 1.2%
8,000	Intel Corp.	$290,320

	SOFTWARE - 3.6%
18,500	Microsoft Corp.	859,325

	TELECOMMUNICATIONS - 1.2%
10,000	Cisco Systems, Inc.	278,150

	TRANSPORTATION - 2.3%
5,000	United Parcel Service, Inc., Class B	555,850

	TOTAL COMMON STOCK (Cost - $11,435,778)	20,940,989

	SHORT-TERM INVESTMENTS - 17.2%
3,343,340	Dreyfus Institutional Reserves Money Fund, 0.01% * *	3,343,340
821,497	Milestone Treasury Obligations Portfolio - Institutional Class, 0.01% **	821,497
	TOTAL SHORT - TERM INVESTMENTS (Cost - $4,164,837)	4,164,837

	TOTAL INVESTMENTS - 103.6% (Cost - $15,600,615) (a)	$25,105,826
	LIABILITIES LESS OTHER ASSETS - (3.6)%	(874,413)
	NET ASSETS - 100.0%	$24,231,413

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2014.

(a)	Represents cost for financial reporting purposes. Aggregate cost for Federal income tax purposes is $15,603,869 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$9,913,617
Unrealized depreciation:	(411,660)
Net unrealized appreciation:	$9,501,957

See accompanying notes to financial statements.

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BOYAR VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investment securities, at cost	$15,600,615
Investment securities, at value	$25,105,826
Dividends and interest receivable	24,505
Receivable for Fund shares sold	150
Prepaid expenses and other assets	5,788
TOTAL ASSETS	25,136,269

LIABILITIES
Payable for investments purchased	749,644
Fund shares repurchased	64,901
Management fees payable	7,935
Advisory fees payable	3,737
Distribution fees (12b-1) payable	9,790
Accrued administration fees	6,371
Accrued accounting fees	3,118
Accrued custody fees	2,255
Accrued transfer agent fees	4,222
Accrued professional fees	1,008
Accrued expenses and other liabilities	51,875
TOTAL LIABILITIES	904,856
NET ASSETS	$24,231,413

Net Assets Consist Of:
Paid in capital	$14,669,182
Accumulated net realized gain from security transactions	57,020
Net unrealized appreciation of investments	9,505,211
NET ASSETS	$24,231,413

Shares of capital stock outstanding (1,000,000,000 shares authorized, $0.001 par value)	1,060,128
Net asset value and redemption price per share (Net assets ÷ shares outstanding) (a)	$22.86
Maximum offering price per share (maximum sales charge of 5.00%) (b)	$24.06

(a)	For certain purchases of $1 million or more, a 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.

(b)	On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

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BOYAR VALUE FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends	$380,805
Interest	25
TOTAL INVESTMENT INCOME	380,830

EXPENSES
Investment advisory fees	111,779
Management fees	111,779
Distribution (12b-1) fees	55,889
Administrative services fees	47,001
Professional fees	45,279
Transfer agent fees	43,723
Accounting services fees	24,999
Directors’ fees and expenses	18,999
Insurance expense	15,842
Compliance officer fees	14,005
Printing and postage expenses	11,837
Custodian fees	6,871
Registration fees	1,904
Shareholder servicing / Non 12b-1 fees	1,150
Other expenses	9,401
TOTAL EXPENSES	520,458

Fees waived by the Advisor	(64,637)
Fees waived by the Manager	(64,637)
NET EXPENSES	391,184
NET INVESTMENT LOSS	(10,354)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	294,655
Net change in unrealized appreciation of investments	2,430,174
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,724,829

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,714,475

See accompanying notes to financial statements.

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BOYAR VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	December 31, 2014	December 31, 2013

FROM OPERATIONS
Net investment loss	$(10,354)	$(29,589)
Net realized gain from security transactions	294,655	888,104
Net change in unrealized appreciation on investments	2,430,174	4,297,955
Net increase in net assets resulting from operations	2,714,475	5,156,470

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	(469,777)	(166,344)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	625,022	2,056,337
Net asset value of shares issued in reinvestment of distributions to shareholders	264,490	104,150
Payments for shares redeemed	(1,213,835)	(1,206,288)
Redemption fee proceeds	38	45
Net increase (decrease) in net assets from capital share transactions	(324,285)	954,244

TOTAL INCREASE IN NET ASSETS	1,920,413	5,944,370

NET ASSETS
Beginning of year	22,311,000	16,366,630
End of year *	$24,231,413	$22,311,000
* Includes accumulated net investment income of:	$—	$—

CAPITAL SHARE ACTIVITY
Shares Sold	29,774	117,572
Shares Reinvested	12,076	5,205
Shares Redeemed	(57,749)	(63,507)
Net increase (decrease) in shares outstanding	(15,899)	59,270

See accompanying notes to financial statements.

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BOYAR VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout Each Year

	Year	Year	Year		Year		Year
	Ended	Ended	Ended		Ended		Ended
	December 31,	December 31,	December 31,		December 31,		December 31,
	2014	2013	2012		2011		2010

Net Asset Value, Beginning of Year	$20.73	$16.10	$13.44		$13.67		$11.58

Activity from investment operations:
Net investment income (loss)(1)	(0.01)	(0.03)	0.05		0.00	(2)	(0.04)
Net realized and unrealized gain on investments	2.58	4.82	2.66		0.01		2.10
Total from investment operations	2.57	4.79	2.71		0.01		2.06

Paid-in-Capital from Redemption Fees	0.00 (2)	0.00 (2)	—		—		0.03

Less distributions from:
Net investment income	—	—	(0.05)		—		—
Net realized gains	(0.44)	(0.16)	—		(0.22)		—
Paid in capital	—	—	(0.00	) (2)	(0.02)		—
Total distributions	(0.44)	(0.16)	(0.05)		(0.24)		—
Net Asset Value, End of Year	$22.86	$20.73	$16.10		$13.44		$13.67

Total Return (3)	12.52%	29.76%	20.16%		0.17%		18.05%
Net Assets, At End of Year	$24,231,413	$22,311,000	$16,366,630		$13,372,592		$14,384,870

Ratio of gross expenses to average net assets (4)	2.33%	2.31%	2.81%		2.98%		2.91%
Ratio of net expenses to average net assets	1.75%	1.75%	1.75%		1.75%		1.75%
Ratio of net investment income (loss) to average net assets	(0.05)%	(0.15)%	0.32%		0.00	% (5)	(0.26)%
Portfolio Turnover Rate	3%	7%	5%		11%		20%

(1)	Per share amounts calculated using the average shares method.

(2)	Amount represents less than $0.005 per share.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales loads/redemption fees. Had the Advisor and Manager not waived their fees and/or reimbursed expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and Manager.

(5)	Amount represents less than 0.01% per share.

See accompanying notes to financial statements.

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BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2014

1.	ORGANIZATION

Boyar Value Fund, Inc. (the “Fund”) was incorporated on February 28, 1997 under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The Fund’s investment objective is long-term capital appreciation.

Under the Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

15

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2014 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$20,940,989	$—	$—	$20,940,989
Short-Term Investments	4,164,837	—	—	4,164,837
Total	$25,105,826	$—	$—	$25,105,826

The Fund did not hold any Level 3 securities during the year. There were no transfers into or out of Level 1 and Level 2 during the year. It is the Fund’s policy to recognize transfers between Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

16

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends and distributions paid and distributed to shareholders are recorded on ex-dividend date.

Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken in the Fund’s 2014 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Maryland and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $1,382,824 and $509,764, respectively.

17

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

4.	TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised by the Board, which is responsible for the overall management of the Fund. Ladenburg Thalmann Fund Management LLC serves as the Fund’s manager (the “Manager”). Boyar Asset Management, Inc. (the “Advisor”) provides continuous advisory services to the Fund and Ladenburg Thalmann & Co., Inc. (the “Distributor”) acts as distributor of the Fund’s shares. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. Certain Directors and officers of the Fund are also officers of the Manager, Advisor or GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to a Management Agreement with the Fund, the Manager, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Advisor. As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Pursuant to an Investment Advisory Agreement among the Manager, the Advisor and the Fund, the Advisor agrees to furnish continuous investment advisory services to the Fund. For these services, the Fund pays the Advisor an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Pursuant to a written contract, the Manager, the Advisor and the Distributor have agreed, until at least January 1, 2016, to waive a portion of their respective management fee, advisory fee and amounts, if any, payable to the Distributor pursuant to the Fund’s 12b-1 Plan (see below), and the Manager has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed 1.75% per annum of the Fund’s average daily net assets. During the term of this Agreement, to the extent that Operating Expenses incurred by the Fund in any fiscal year after waiver of advisory fees of the Advisor, management fees of the Manager and fees payable to the Distributor (“Rule 12b-1 fees”) exceed 1.75% per annum of the Fund’s average daily net assets, such excess amount shall be the liability of the Manager.

To the extent Operating Expenses in any fiscal year do not exceed 1.75% per annum of the Fund’s average daily net assets, the management fee, advisory fee and Rule 12b-1 fees shall be payable by the Fund in the following order:

o	first, the Distributor shall be entitled to receive the Rule 12b-1 fees up to the amount payable under the Fund’s 12b-1 Plan; and
18

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

o	thereafter, the Manager and the Advisor shall each be entitled to receive a proportionate amount of their respective management fee and advisory fee up to the amounts payable under the Management Agreement or the Advisory Agreement, as applicable.

If the Manager, the Advisor or the Distributor waives any fee or reimburses any expense pursuant to this Agreement, and the Fund’s Operating Expenses are subsequently less than 1.75% of average daily net assets, the Manager, the Advisor and the Distributor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 1.75% of average daily net assets. If Fund Operating Expenses subsequently exceed 1.75% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended. The Advisor, the Manager and the Distributor may each seek reimbursement only for expenses waived or paid by it during the two fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed hereunder to the extent they were waived or paid after the date of this Agreement (or any similar agreement). This Agreement may be continued from year to year thereafter provided each such continuance is specifically approved by the Fund, the Advisor, the Manager and the Distributor, including with respect to the Fund a majority of the non-interested Directors of the Fund; provided, however, that no party shall be obligated to extend the term of this Agreement. This Agreement shall terminate automatically with respect to the Fund and to the Advisor, the Manager or the Distributor upon the termination of the Advisory Agreement, the Management Agreement or the 12b-1 Plan, respectively.

As of December 31, 2014, the Manager, the Advisor, and the Distributor have the following amounts of waived/reimbursed expenses that may be recovered:

Amount	Expiration Date
$114,686	December 31, 2015
$129,274	December 31, 2016

The Fund has adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to the Distributor, to provide compensation for ongoing services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. For the year ended December 31, 2014, the Distributor received $100 from front-end sales charges, of which $10 was retained by the principal underwriter or other affiliated broker-dealers.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.

19

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

Custody Administration

Pursuant to the terms of the Fund’s Custody Agreement with Bank of New York Mellon (the “Custody Agreement”), the Fund pays an asset-based custody fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. GFS receives a portion of these fees for performing certain custody administration services. GFS’s share of such fees collected for the year ended December 31, 2014 was $774. The Custodian fees listed in the Statement of Operations include the fees paid to GFS as Custody Administrator.

Directors

The Fund pays each Director an annual fee of $3,000 and $500 for each meeting attended. Expenses incurred in connection with attendance at board meetings may be reimbursed. No employee of the Manager, the Advisor or any of their respective affiliates will receive any compensation from the Fund for acting as either an officer or Director. None of the executive officers receive any compensation from the Fund.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund. For the year ended December 31, 2014, the Fund assessed $38 in redemption fees. This fee does not apply to shares acquired through reinvestment of dividends and other distributions. For certain purchases of $1 million or more the Fund may also assess a contingent deferred sales charge of 1.00% to redemptions made within twelve months of purchase. There were no such charges assessed for the year ended December 31, 2014.

20

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2014	December 31, 2013
Ordinary Income	$31,102	$—
Long-Term Capital Gain	438,675	166,344
	$469,777	$166,344

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$—	$60,274	$—	$—	$—	$9,501,957	$9,562,231

The difference between book basis and tax basis unrealized appreciation and accumulated net realized gain from security transactions is primarily attributable to the tax deferral of losses on wash sales. Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, resulted in reclassification for the year ended December 31, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(10,354)	$10,354	$—

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and the Shareholders of
Boyar Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Boyar Value Fund, Inc. (the “Fund”) including the portfolio of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boyar Value Fund, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 26, 2015
22

BOYAR VALUE FUND, INC.
EXPENSE EXAMPLES (Unaudited)
December 31, 2014

As a shareholder of the Boyar Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; (2) ongoing costs, including management fees and distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boyar Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Boyar Value Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period **
	7/1/14	12/31/14	7/1/14 – 12/31/14	7/1/14 – 12/31/14
Actual	$1,000.00	$1,109.20	$9.30	1.75%
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.38	$8.89	1.75%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year [184] divided by the number of days in the fiscal year [365].

**	Annualized.
23

BOYAR VALUE FUND, INC.
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2014

FACTORS CONSIDERED BY BOARD IN APPROVING THE CONTINUANCE OF THE MANAGEMENT AGREEMENT AND THE ADVISORY AGREEMENT

At a Board meeting held on November 11, 2014, the Fund’s Board of Directors, including a majority of the Fund’s Independent Directors, approved the continuation of the Fund’s Investment Advisory Agreement with the Adviser and the Management Agreement with the Manager. As required by the 1940 Act, the Board requested and each of the Adviser and the Manager provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreements. The Independent Directors were informed that, in selecting the Adviser and the Manager and approving the continuance of the Agreements, they are authorized to engage such experts as they consider appropriate, including counsel to the Independent Directors.

The Independent Directors, both prior to the meeting and other meetings held during the current year, received materials relating to the Adviser’s investment services under the Investment Advisory Agreement. These materials included information on (i) the investment performance of the Fund over various periods of time compared to the performance of two peer groups of mutual funds, the first of which consisted of the Fund and other large-cap value funds and the second of which consisted of the Fund and other large-cap blend funds (“Performance Universes”), as classified by Morningstar and objectively selected as comparable to the Fund, and to the Fund’s benchmark index; (ii) sales and redemption data with respect to the Fund; (iii) the general investment outlook in the markets in which the Fund invests; (iv) arrangements with respect to the distribution of the Fund’s shares; and (v) the overall nature, quality and extent of services provided by the Adviser and the Manager.

As part of the review of the continuance of the Investment Advisory Agreement and the Management Agreement, the Board requested, and the Adviser and Manager each provided, additional information in order to evaluate the quality of their services and the reasonableness of their fees under the Agreements. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s advisory and management fees, 12b-1 fees, and other non-management fees, to those incurred by the Performance Universes; (ii) the Fund’s average expense ratio to those of its Performance Universes (both before and after waivers); (iii) the Fund’s investment performance over various time periods to the mean performance of the Performance Universes and the Fund’s benchmark index; (iv) the Adviser’s financial results and condition, including an oral discussion of the Adviser’s and the Manager’s and their respective affiliates’ profitability from the services that have been performed for the Fund; (v) the Adviser’s current investment management staffing; and (vi) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a description of the objective methodology used by the Administrator to determine the Performance Universes to prepare its information and the rationale for including both Performance Universes.

The Board considered several matters in connection with its renewal of the Agreements including investment performance; personnel and methods; fees and expenses; nature and quality of other services; other benefits; and economies of scale. However, the Board did not identify any single factor as all-important or controlling, and this summary does not detail all the matters that were considered. The Independent Directors also met in executive session to deliberate in their considerations of the Agreements.

Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universes and the Fund’s benchmark index. The Board noted that the Fund outperformed the mean performance of the Performance Universes for the three- and since inception periods ended November 5, 2014. However, it underperformed its benchmark index during each respective period. The Board concluded that the Fund’s performance was satisfactory.

Personnel and Methods. The Board reviewed the background of Mr. Boyar, the portfolio manager who has been responsible for the daily management of the Fund’s portfolio since the Fund’s inception, achieving the Fund’s investment objective and adhering to the Fund’s investment strategy. The Independent Directors also engaged in

24

BOYAR VALUE FUND, INC.
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2014

discussions with Mr. Boyar and considered the Adviser’s staff responsible for assisting Mr. Boyar in the overall functioning of the Adviser, and the Manager and members of its staff who are responsible for the overall functioning of the Manager. Based on this review, the Board concluded that the Fund’s management team and the Adviser’s and the Manager’s overall resources (in conjunction with those of its affiliates that it relies upon) were adequate and that the Adviser in particular had investment management capabilities and personnel essential to performing its duties under the Investment Advisory Agreement. The Board considered the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel. The Board concluded that the personnel and methods were satisfactory.

Fees and Expenses. The Board then considered the Adviser’s and the Manager’s fees under the Agreements relative to the management fees charged by the Fund’s Performance Universes. The Board noted that the Fund had a higher overall combined management fee and advisory fee rate and a higher net expense ratio after giving effect to the fee waiver and expense reimbursement) than the mean net expense ratios the funds in its Performance Universes. The Board also noted and viewed favorably that the Adviser typically charges its other clients an advisory fee at a rate higher than the Fund’s gross advisory fee rate and significantly higher than the net advisory fee rate that the Adviser receives from the Fund after giving effect to the fee waiver. The Board also viewed favorably that the Adviser, the Manager and the Fund’s distributor have since the Fund’s inception voluntarily agreed to waive all or a portion of their fees and to reimburse the Fund’s expenses in order to keep the Fund’s net total operating expenses (excluding extraordinary expenses and taxes) at 1.75% of the Fund’s average daily net assets. The Board noted that, after giving effect to the above described expense limitation, the Adviser and the Manager received $44,098 each in management fees from the Fund for the 2013 calendar year. The Board also noted, that after giving effect to the above described expense limitation, the Adviser and the Manager are receiving only a portion of their respective advisory/management fees from the Fund for the current calendar year. Based on these factors, the Board determined that the Fund’s advisory and management fee rates under the Agreements do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the advisory and management fee rates under the Agreements are fair and reasonable.

Nature and Quality of Other Services; Profitability. The Board next considered the nature, quality, cost and extent of other services provided by the Adviser and the Manager, and Ladenburg Thalmann & Co. as the Fund’s principal underwriter. At meetings held throughout the year, the Board reviewed the effectiveness of the Adviser’s and the Fund’s overall compliance programs. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and the Manager were satisfactory, reliable and beneficial to the Fund’s shareholders. The Board was informed by the Adviser and the Manager that given the amount of fees received from the Fund and the current fee waivers and periodic reimbursements being made in order to keep the Fund’s expense ratio at 1.75%, neither the Adviser nor the Manager is making a profit under the Agreements.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser, the Manager and their respective affiliates from their association with the Fund. The Board concluded that potential “fall-out” benefits that they may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

Economies of Scale. The Board noted that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a relevant consideration for the Fund and the addition of break points was determined not to be necessary at this time.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. In addition to comparing the Fund’s combined advisory and management fee rate to unaffiliated mutual funds included in the Fund’s Performance Universes, the Board was informed by the Adviser that it does not manage any other

ActiveUS 122724775v.3

25

BOYAR VALUE FUND, INC.
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2014

registered investment companies, although it does manage an unregistered investment company that has a different fee structure that includes a performance allocation. As noted above, the Adviser also manages separate accounts that on average have a higher investment advisory fee rate than the contractual advisory fee rate with the Fund. The Board was informed that the Manager does not manage any other accounts.

Conclusion. Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Directors who attended the November 11, 2014 meeting in person, concluded that: (a) it was appropriate to continue to retain the Adviser and the Manager; (b) the terms of the Investment Advisory Agreement and the Management Agreement (including the fees thereunder) are fair and reasonable; and (c) the Fund’s Investment Advisory Agreement and Management Agreement each should continue for a one-year period.

ActiveUS 122724775v.3

26

BOYAR VALUE FUND, INC.
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2014

DIRECTORS AND OFFICERS

The names, ages, addresses, present position(s) with the Fund, term of office and length of time served, principal occupation(s) during the past five years and other directorships held outside the Fund complex of the Fund’s Directors and officers are set forth in the table below. The Board of Directors is responsible for managing the business affairs of the Fund.

Name, Contact Address and Age	Position Held with the Fund	Term of Office and Length of Time Served (1)	Principal Occupations During the Last 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside the Fund Complex
INTERESTED DIRECTOR
Mark A. Boyar (2) 6 East 32nd Street New York, NY 10016 Age: 71	Chairman	Since Inception	President Boyar Asset Management, Inc., June 1983 - present; President, Mark Boyar & Co., Inc., January 1979 –present; Partner, Boyar G.P. Holdings Ltd., May 1990 – present; Manager Ebbets Field Association LLC, April 1998 – present.	1	Chairman, Boyar G.P. Holdings Ltd., May 1990 - present; Chairman, N.R.M.B. Management, Inc., February 1988 - present
DISINTERESTED DIRECTORS
Jay R. Petschek c/o Corsair Capital Management, LLC 350 Madison Avenue, New York, NY 10017 Age: 55	Director	Since Inception	Managing Member, Corsair Capital Management, LLC, June 2002 – present;	1	Chairman, Recognition Media, LLC, December 2003 – present; Director, Dab- O - Matic Corp, April 2000 – present;
Henry A. Alpert 3333 New Hyde Park Road, Suite 201 New Hyde Park, NY 11042 Age: 66	Director	Since Inception	President, Spartan Petroleum Corp., 1974 – present.	1	Director, Griffon Corp., February 1995 – present; Trustee, Incorporated Village of Old Westbury, June 1994 – July 2009; Director, Carnegie Hall Society, October 1997 – August 2009.
Richard Finkelstein 500 NE Spanish River Boulevard, Suite 108 Boca Raton, FL 33431 Age: 64	Director	Since Inception	President, Kenco Communities, 1990 – 2012; Principal, Merit SPR 2012 – present.	1	N/A
27

BOYAR VALUE FUND, INC.
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2014

OFFICERS
Andrew B. Rogers 80 Arkay Drive, Suite 110 Hauppauge, NY 11788 Age: 44	President	June 2006 – present	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006-2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006-2008); and President and Manager, GemCom LLC (2004-2011).	N/A	N/A
Dawn Borelli 80 Arkay Drive, Suite 110 Hauppauge, NY 11788 Age: 39	Treasurer	February 2011 – present	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A
Stephanie Shearer 80 Arkay Drive, Suite 110 Hauppauge, NY 11788 Age: 35	Secretary	2012 – present	Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010-2013); Junior Paralegal, Gemini Fund Services, LLC (2008-2010); Legal Assistant, Gemini Fund Services, LLC (2007-2008).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive, Suite 110 Hauppauge, NY 11788 Age: 51	Chief Compliance Officer	July 2005 – August 2014	Northern Lights Compliance Services, LLC Senior Compliance Officer (2011 to present); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (December 2003 to June 2011); Former Secretary of the Fund (July 2005 to 2012).	N/A	N/A
Michael J. Wagner 80 Arkay Drive, Suite 110 Hauppauge, NY 11788 Age: 64	Chief Compliance Officer	August 2014 - Present	President (2006 – Present) and Senior Vice President (2004 - 2006), Northern Lights Compliance Services, LLC (provides CCO services to mutual funds); Vice President, GemCom, LLC (2004 – Present) (provides Edgar services to mutual funds); President (2004 – 2006) and Chief Operating Officer (2003 – 2006).	N/A	N/A

(1)	Each Director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

(2)	Mr. Boyar is an “interested person” of the Fund as defined in the 1940 Act, because of his relationship with Boyar Asset Management, Inc.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available free of charge, upon request, by calling toll-free at 1-800-266-5566.

28

PRIVACY notice

Rev. June 2011

FACTS	WHAT DOES BOYAR VALUE FUND, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■       Social Security number                                           ■       Purchase History

■       Assets                                                                      ■        Account Balances

■       Retirement Assets                                                   ■       Account Transactions

■       Transaction History                                                ■       Wire Transfer Instructions

■       Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Boyar Value Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Boyar Value Fund, Inc, share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

29

Rev. June 2011

Who we are
Who is providing this notice?	Boyar Value Fund, Inc.
What we do
How does Boyar Value Fund, Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Boyar Value Fund, Inc. collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

  Federal law gives you the right to limit only

■      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■     Affiliates from using your information to market to you

■     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Boyar Value Fund, Inc. does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Boyar Value Fund, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Boyar Value Fund, Inc. does not jointly market.

30

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PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-266-5566 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-266-5566.

FUND MANAGER
Ladenburg Thalmann Fund Management, LLC
520 Madison Avenue, 9th Floor
New York, New York 10022

INVESTMENT ADVISOR
Boyar Asset Management, Inc.
6 East 32nd Street, 7th Floor
New York, New York 10016

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2014 - $14,750
2013 - $14,750

2012 - $14,750

(b)	Audit-Related Fees
2014 - None
2013 - None

2012 - None

(c)	Tax Fees

2014 - $2,000

2013 – $2,000

2012 – $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2014 - None

2013 - None

2012 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2013 2012 2014

Audit-Related Fees: 0.00% 0.00% 0.00%

Tax Fees: 0.00% 0.00% 0.00%

All Other Fees: 0.00% 0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:
2014 - None

2013 - None

2012 - None

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holder. None.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of December 31, 2009, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Boyar Value Fund, Inc.

By (Signature and Title)

* /s/ Andrew B. Rogers

Andrew B. Rogers, President

Date 3/4/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Dawn Borelli

Dawn Borelli, Treasurer

Date 3/4/15

By (Signature and Title)

* /s/ Andrew B. Rogers

Andrew B. Rogers, President

Date 3/4/15

* Print the name and title of each signing officer under his or her signature.